EXHIBIT 99.2

 HHC Strategic ReviewOctober 2019

 Comprehensive Strategic Review  The Board of Directors conducted a thorough and detailed review of potential strategic alternatives to maximize shareholder valueAs part of its review process, the Board evaluated a broad range of options including a sale, joint venture or spin-off of a portion of the company's assets; a recapitalization of the company; changes in the corporate structure of the company; and a sale of the companyThe Board concluded that the best interests of shareholders are served by the Company executing a Transformation Plan under new executive leadershipAppointed Paul Layne as new CEOPaul Layne will replace David Weinreb on the BoardDavid Weinreb and Grant Herlitz to step down from the CompanyTransformation Plan will create a lean, focused, decentralized organization built around the company’s core master planned communities (‘MPCs’)

 Three Pillar Transformation Plan  Streamlined Organizational Structure  Sale of Non-Core Assets  Accelerated Growth in Core MPC Business  $45 – $50mm reduction in overhead expenses, which consists of a $40 – $45mm reduction in corporate G&A and a $5mm reduction in overhead costs associated with development  ~$2bn1 of non-core asset sales with estimated net cash proceeds of $600mm to be redeployed into share repurchases and development opportunities  Decades-long development pipeline  Includes the stabilized value of 110 North Wacker upon completion

 Strategic Rationale for Business Transformation  Creating Value through Focus  Improved execution and expedited decision-making Empowering local teams will strengthen Company’s culture  Nimble and Efficient  Conservative underwriting of new development projects On-time and on-budget completion  Increased Accountability  Disciplined Capital Allocation  Proceeds from non-core asset sales provide near-term liquiditySubstantial capital available for share repurchasesAccelerated development in core MPCs  Defensive Financial Profile  Corporate G&A savings increase free-cash-flow generationReduced reliance on land and condo sales in the event of a potential downturn in the economy

Paul Layne Appointed New CEO



Paul Layne
CEO

Paul Layne Background

- **35 years of diverse real estate operating and development experience**
- **Most recently served as President, Central Region, which includes The Woodlands, The Woodlands Hills and Bridgeland (2012 – Present)**
  - Identified and led execution of $1.2bn of commercial development in The Woodlands, increasing The Woodlands NOI by nearly eight-fold
  - Led the development of 110 North Wacker in Chicago
- **Culture carrier and collaborative leader**
- **Executive Vice President, Brookfield Properties (2006 – 2012)**
  - Oversaw a 9.7 million square-foot portfolio in Houston's Central Business District
- **Vice President, Trizec Properties (1993 – 2006)**

Management Team Update

- **CFO David O'Reilly will take on enhanced role at the company**
- **Regional MPC leaders will have increased decision-making responsibility**

Howard Hughes.
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   HHC’s Strategic Path Forward  Legacy HHC  Holding-company structure, while critical to early stages of HHC’s development, has become increasingly redundant as the business is managed at the regional MPC-levelIncludes non-core assets which earn inadequate returns and require a disproportionate level of management attention and corporate G&A    New HHC  Eliminate holding-company structure to become a decentralized and focused organization Realign investment and human capital on core MPC business  Columbia  Core MPCs  Non-Core Assets to be Monetized

 Streamlined Organizational Structure  Corporate headquarters to move from Dallas to The WoodlandsEliminate overhead associated with non-core assetsRealign each corporate function to drive productivity for the MPCsDecentralized regional management supported by a lean corporate footprintDecision-making guided by strong local teams with decades of experienceShare operational best practices across the regionsReinforce culture of efficiency  MPC-focused organization will drive profitable growth

 Reduction in Overhead Expenses  $45 - $50mm Reduction in Overhead Expenses by 2021  Anticipate $38 - $40mm in one-time cash charges associated with relocation expenses, severance packages and retention payments4  Corporate G&A ($ in mm)1  Includes stock-based compensationOverhead costs associated with development properties are capitalized under GAAP

Defensive Positioning Through the Cycle

A simplified and focused business reduces HHC's reliance on land and condo sales

Current Operating Asset NOI	***Pro Forma Operating Asset NOI***

($ in mm):



~$215
Q2 '19
Annualized NOI
~$210
Q2 '19 Annualized
Cash G&A
~$110
Q2 '19 Annualized
Interest Expense
~$100
Rental Income
Expenses



>$260
Q2 '19
Stabilized
NOI Target[1]
(Excludes
Seaport NOI)
<$200
Steady-state
Cash G&A[2]
$66 - $71
Includes
~$10mm in
Seaport
G&A
Interest
Expense
$110 - $120
Rental Income
Expenses

In the event of a dramatic market downturn with no land or condo sales, we expect rental NOI to comfortably cover interest expense and steady-state corporate costs

Howard Hughes

1. *Stabilized NOI target as of Q2 2019. Excludes contribution from non-core assets and the Seaport*
2. *Steady-state cash G&A incorporates 100% of target cost savings, excludes stock-based compensation expense, and includes ~$10mm of Seaport-related G&A. The Company believes this presentation is conservative given that pro forma rental income excludes Seaport NOI, while pro forma corporate costs are burdened with Seaport-related G&A*

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Sale of Non-Core Assets

- ~$2bn[1] of non-core asset sales over the next 12 to 18 months
- Estimated cash proceeds of $600mm, net of debt and transaction costs
- Proceeds will be redeployed into share repurchases and development opportunities in the core MPCs
- Non-core assets under consideration have one or more of the following attributes:

Located outside of the MPCs, Ward Village, Seaport	Limited competitive differentiation under HHC ownership	Requires significant capital to develop	Non-rental sources of revenue

Management will periodically re-evaluate the portfolio and consider monetization of additional assets that are not well suited for long-term HHC ownership

Howard Hughes.

1. *Includes the stabilized value of 110 North Wacker upon completion*

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 Non-Core Assets  Non-Core Asset  Region  Annualized Q2 ’19 NOI   Estimated Stabilized NOI   Non-Core Assets Located Outside of the MPCs:    ($ in mm)  ($ in mm)  110 North Wacker  Chicago  -  $14.4  Cottonwood Mall1  Salt Lake City  -  -  West Windsor  Central New Jersey  -  -  Elk Grove  Sacramento  -  -  Outlet Collection at Riverwalk  New Orleans  $6.1  $6.5  Bridges Of Mint Hill  Charlotte  -  -  85 South Street  New York  $0.4  $0.5  Monarch City  Dallas  -  -  2007 Gulfstream G450  -  -  -  Select MPC Assets Under Consideration        MD Anderson (100 Fellowship Drive)  Woodlands  -  $5.1  Woodlands Hospitality Portfolio  Woodlands  $27.3  $31.5  Non-Core Retail Assets  Various MPCs  $6.0  $8.1  Total    $39.8  $66.1  Sold for $46mm in September 2019

Long-Term MPC Value Creation Model

NOI Cash Flow


NOI in mm:[1]
$216
+393% Increase
$55
'11
'12
'13
'14
'15
'16
'17
'18
'19[2]

Growing stream of recurring rental income

Development


Land and Condo Sales
NOI
Sources
Equity for Development Spend
Uses

Cash flows from NOI and land and condo sales fund commercial development

Land Appreciation


2011 vs. 2019E Residential Land Price / Acre
'11
'19E
~$700
+90%
$364
~$650
+75%
$366
~$410
+55%
$265
Woodlands
Summerlin
Bridgeland

Densification improves desirability of MPCs and increases land values

Howard Hughes.

1. Excludes contribution from Seaport District
2. Represents Q2 2019 annualized

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Focused Growth in Core MPCs | The Woodlands


45
Research Forest Dr.
Technology Forest Blvd
Grogan's Mill Rd.
New Trails Dr.
Lake Woodlands Dr.
Hughes Landing
Lake Front Circle
Pinecroft
Memorial Hermann The Woodlands Hospital
Market Street
Woodlands Mall
Lake Robbins Dr.
Cynthia Woods Mitchell Pavilion
Grogan's Mill Rd.
Timberloch Place
Six Pines Dr.
Waterway Ave.
Woodloch Forest Dr.
Lake Woodlands
Woodlands Parkway
A
B
C
D
E
F
G
H
I

Commercial Development Pipeline

- 7 million square feet of near-term identified parcels:
  - >1 million square feet of office
  - >1,000 multi-family units
  - 500K square feet of retail
  - 600 hotel rooms
- Significant underlying demand
  - Existing 2.3 million square-foot office portfolio is 95% leased
  - Existing multi-family portfolio is 96% leased
- Hughes Landing office & hotel (F)
- Waterway office opportunities (B & C)
- Office build-to-suit opportunities
- Expand multi-family offerings and locations
- Healthcare-related, retail & self-storage development opportunities

Howard Hughes.
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 Focused Growth in Core MPCs | Summerlin  Commercial Development Pipeline  8 million square feet of near-term identified commercial development opportunities5 million square feet of office / 5,600 multi-family units / 100K square feet of neighborhood retailExisting office portfolio is currently 99% leasedDowntown Summerlin office, hotel and multi-family offerings (A)Expand development locations outside of Downtown Summerlin (B & C)Expand development product types to potentially include retail, office build-to-suit, self-storage, homes-for-rent and healthcare-related offerings  Aristocrat & Near-Term Commercial Development Opportunities (B)  Downtown Summerlin (A)  Future Long-Term Commercial Development Opportunities (C)

 Focused Growth in Core MPCs | Columbia  Merriweather District    4.5 million square feet of near-term development:>2 million square feet office / 1,900 multi-family units 320K square feet of retail / 210 hotel rooms  Lakefront District  Potential to develop >800 multi-family unitsSupplement with ~750K square feet of office, retail and healthcare-related opportunities

 Focused Growth in Core MPCs | Ward Village          Completed  Completed  Completed  Completed      Completed  Completed    UnderConstruction2021    2023  2023        2023  2023        2024  2023  2025  2025  2026  2028    2024    Under Construction 2022  5 condo projects completed, 4 in Ward Village2 condo projects under construction (A’ali’i and Ko’ula)A’ali’i is 82% pre-soldKo’ula is 64% pre-soldReadying Victoria Place (newest condo project) for pre-sales in early 2020Greater than 6 million square feet of remaining entitlementsStrong balance of front, 2nd and 3rd row remain to be developedModestly accelerate condo development over time Continue redevelopment of ground floor retail  Monitor potential for hotel / condo-hotel opportunities  Development Highlights

 Update on Seaport  Complete development of Tin Building, which will drive significant traffic to the Seaport DistrictLease remaining office space in Pier 17 and Fulton Market BuildingComplete openings and stabilize restaurant operationsFinalize plan for 250 Water Street and remaining air rights  As the Seaport is closer to achieving a critical mass of offerings, the Company will consider partnering with third parties to reduce its equity commitment  Roadmap to Stabilization

Summary Highlights

- ✓ New Leadership
- ✓ Streamlined Organizational Structure Resulting in $45 - $50mm Reduction in Overhead Expenses
- ✓ ~$2bn of Non-Core Asset Sales
- ✓ Accelerated Growth in Core MPC Business

The business is continuing to perform well across all segments. The Company looks forward to announcing Q3 2019 results on November 4, 2019

Howard Hughes.
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Appendix

 Reconciliation of Net Operating Income to Net income